CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
As adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002


	John C. Shoemaker, principal executive officer, and Robert J. Cappelli, principal financial officer of Advance
Capital I, Inc. (the "Registrant"), each certify to the best of his knowledge that:

      1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2003 (the "Form N-CSR") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Principal Executive Officer          Principal Financial Officer

/S/ John C. Shoemaker                /S/ Robert J. Cappelli
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John C. Shoemaker                    Robert J. Cappelli

Date:  8/20/2003                     Date:  8/20/2003
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